UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2025

Entergy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 4, 2025, Entergy Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $600,000,000 in aggregate principal amount of the Company’s Junior Subordinated Debentures due June 15, 2056 (Series 2025A) (the “Series 2025A Junior Subordinated Debentures”) and $700,000,000 in aggregate principal amount of the Company’s Junior Subordinated Debentures due June 15, 2056 (Series 2025B) (the “Series 2025B Junior Subordinated Debentures” and, together with the Series 2025A Junior Subordinated Debentures, the “Junior Subordinated Debentures”). The Company will pay interest on the Series 2025A Junior Subordinated Debentures (i) from and including the date of original issuance to, but not including, June 15, 2031, at an annual rate of 5.875% and (ii) from and including June 15, 2031, during each Interest Reset Period at an annual rate equal to the Five-Year Treasury Rate as of the most recent Reset Interest Determination Date plus 2.179%; provided, that the interest rate during any Interest Reset Period for the Series 2025A Junior Subordinated Debentures will not reset below 5.875% (which equals the initial interest rate on the Series 2025A Junior Subordinated Debentures). The Company will pay interest on the Series 2025B Junior Subordinated Debentures (i) from and including the date of original issuance to, but not including, June 15, 2036, at an annual rate of 6.100% and (ii) from and including June 15, 2036, during each Interest Reset Period at an annual rate equal to the Five-Year Treasury Rate as of the most recent Reset Interest Determination Date plus 2.013%; provided, that the interest rate during any Interest Reset Period for the Series 2025B Junior Subordinated Debentures will not reset below 6.100% (which equals the initial interest rate on the Series 2025B Junior Subordinated Debentures).

The sale of the Junior Subordinated Debentures closed on November 7, 2025. The Junior Subordinated Debentures were offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333- 289302), which became effective upon filing. The Junior Subordinated Debentures were issued pursuant to the Company’s Indenture (for Unsecured Subordinated Debt Securities) dated as of May 1, 2024, as heretofore supplemented, including by the Company’s Officer’s Certificate dated as of November 4, 2025, establishing the terms of the Series 2025A Junior Subordinated Debentures (the “Series 2025A Officer’s Certificate”), and Officer’s Certificate dated as of November 4, 2025, establishing the terms of the Series 2025B Junior Subordinated Debentures (the “Series 2025B Officer’s Certificate”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Series 2025A Officer’s Certificate and the Series 2025B Officer’s Certificate, as applicable, filed herewith as Exhibit 4(a) and Exhibit 4(b), respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4(a)	Officer’s Certificate dated as of November 4, 2025, establishing the terms of the Series 2025A Junior Subordinated Debentures supplemental to the Indenture.

4(b)	Officer’s Certificate dated as of November 4, 2025, establishing the terms of the Series 2025B Junior Subordinated Debentures supplemental to the Indenture.

5	Opinion of Morgan, Lewis & Bockius LLP relating to the Junior Subordinated Debentures.

23	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Junior Subordinated Debentures (included in Exhibit 5).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
(Registrant)

Date: November 7, 2025

/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer